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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       August 9, 1999

                             ERLY Industries Inc.
              (Exact Name of Registrant as Specified in Charter)

         California                    001-07894                95-231-2900
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)            Identification No)

 8641 United Plaza Boulevard
   Baton Rouge, Louisiana                                          70809
(Address of Principal Executive                                 (Zip Code)
           Offices)

Registrant's telephone number, including area code             (225) 922-4664

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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     The undersigned registrant hereby amends and restates the following items of its Current Report on Form 8-K filed August 24, 1999 as set forth below:

Item 4.  Changes in Registrant's Certifying Accountant.

     On or about February 1, 1999, ERLY Industries Inc.'s ("ERLY's" or the "Company's") independent accountants, Deloitte & Touche LLP ("D&T"), resigned as ERLY's principal accountant for the audit of ERLY's financial statements. D&T's reports for the years ended March 31, 1997 and March 31, 1996 did not contain an adverse opinion, disclaimer of opinion, modification, or qualification. An audit for the fiscal year ended March 31, 1998 was not completed by D&T in light of the fact that the Company filed a voluntary petition for reorganization on September 28, 1998. An audit was not performed for the latest fiscal year ending March 31, 1999 while the Company was in bankruptcy proceedings. Prior to D&T's resignation, there were no disagreements between D&T and present or prior management on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The registrant has furnished D&T with a copy of this disclosure and the previous disclosure on Form 8-K as filed with the Commission on August 24, 1999 and has requested that D&T furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made in such disclosures. A letter from D&T has not been received to date.

     On or about March 1, 1999, ERLY engaged Postelwaithe & Netterville, LLP ("P&N") as its principal accountant to audit its financial statements. P&N is currently in the process of auditing ERLY's balance sheet at August 20, 1999. The decision to engage P&N was approved by the board of directors.


Item 7.  Financial Statements and Exhibits.

The following exhibits are filed with this report:


Exhibit           Description
-------           -----------

2.1 ** Letter of Intent dated August 13, 1999 for acquisition of four radio stations in Hot Springs, Arkansas.
16 *              Letter from Deloitte & Touche LLP re: Change in Certifying
                  Accountant.
99.1 ** Debtors' and ERLY Creditors' Committee Joint Plan of Reorganization as Modified, dated as of June 1, 1999, with ERLY Industries, Inc.'s; Watch-Edge, Inc.'s; and ERLY Creditors Committee's Disclosure Statement as Modified for the Joint Plan of Reorganization attached.
99.2 ** ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending October 31, 1998 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.3 ** ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending November 30, 1998 as submitted to United States Bankruptcy Court, Southern

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                  District of Texas, Corpus Christi Division.
99.4 ** ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending December 31, 1998 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.5 ** ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending January 31, 1999 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.6 ** ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending February 28, 1999 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.7 ** ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending March 31, 1999 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.8 ** ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending April 30, 1999 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.9 ** ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending May 31, 1999 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.10 ** ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending June 30, 1999 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.11 ** ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending July 31, 1999 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.


*  To be filed by amendment.
**  Previously filed.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                               ERLY INDUSTRIES, INC.
                                               ---------------------
                                               (Registrant)

Date:  September 1, 1999                     By: /s/ Nanette N. Kelley
                                                 ________________________
                                                    Nanette N. Kelley
                                                    Chairman, President and
                                                    Chief Executive Officer

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